  November 1, 2019

Summary
Prospectus

VictoryShares Dividend Accelerator ETF (VSDA)

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the VictoryShares' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictorySharesLiterature.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications electronically sooner than January 1, 2021 by notifying your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all VictoryShares you hold through your financial intermediary.

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2019 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictorySharesLiterature.com.

You may also obtain this information at no cost by calling (866) 376-7890 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictorySharesLiterature.com
866-376-7890

VictoryShares Dividend Accelerator ETF Summary

Investment Objective

The VictoryShares Dividend Accelerator ETF (the "Fund") seeks to provide investment results that track the performance of the Nasdaq Victory Dividend Accelerator Index before fees and expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares ("Shares") of the Fund. You may incur usual or customary brokerage commissions and other charges on purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.59%
Fee Waivers/Expense Reimbursements[1]	(0.24)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.35%

1Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2020 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.35%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

VictoryShares Dividend Accelerator ETF Summary (continued)

Fees and Expenses of the Fund (continued)

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$165	$305	$715

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities included in the Nasdaq Victory Dividend Accelerator Index (the "Index"). The Index utilizes a rules-based approach designed to identify dividend paying stocks with a higher likelihood of future dividend growth. The Index is maintained exclusively by Nasdaq, Inc. (the "Index Provider"). The Index Provider is not affiliated with the Fund or the Adviser.

The companies eligible for inclusion in the Index are derived from its starting universe, the mid- to large-capitalization U.S. companies included in the Nasdaq US Large Mid Cap Index ("Parent Index"), an index maintained by the Index Provider. The Parent Index consists of those companies with market capitalizations representing the top 90% of the U.S. investable universe.

The Index screens companies in the Parent Index using a number of proprietary fundamental factors that have been identified by a quantitative multi-factor selection process to identify dividend paying companies with a higher probability of future dividend growth. Within this smaller set of companies, the Index weights the constituent securities using a methodology designed to maximize dividend growth, measured at a portfolio level, within established portfolio constraints (such as maximum weightings of index constituents and sectors). The Index is reconstituted every April and rebalanced quarterly (based on information as of the prior month-end).

The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index in proportion to their weightings in the Index.

Principal Risks of Investing in the Fund

The Fund's investments are subject to the following principal risks:

■  Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.

■  Stock Market Risk — Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

■  Investment Strategy Risk — The Fund's dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market or a company's dividends may not grow as projected. In addition, the Index may not successfully identify companies that meet its objective.

■  Large-Capitalization Stock Risk — The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

VictoryShares Dividend Accelerator ETF Summary (continued)

■  Limited History of Operations — The Fund is a new ETF and, therefore, has a limited history of operations for investors to evaluate.

■  Passive Investment Risk — The Fund is designed to track the Index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index. The Fund does not, therefore, seek returns in excess of the Index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by the applicable Index.

■  Tracking Risk — The Fund's return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund's portfolio and the Index resulting from legal restrictions, cost, or liquidity constraints.

■ETF Structure Risks — The Fund is structured as an exchange-traded fund ("ETF") and as a result is subject to special risks, including:

■  Not Individually Redeemable — The Fund's Shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share ("NAV") only in large blocks known as "Creation Units." You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Alternatively, you may redeem your Shares by selling them on the secondary market at prevailing market prices.

■  Trading Issues — Trading in Shares on the Exchange (as defined below) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the Shares. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings, which may lead to differences between the market price of the Shares and the underlying value of those Shares.

■  Market Price Variance Risk — The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a premium or discount to NAV.

■  Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, Shares may trade at a premium or discount to NAV.

■  Intraday Indicative Value (IIV) Risk — The Exchange intends to disseminate the approximate per share value of the Fund's published basket of securities ("Deposit Securities") every 15 seconds (the "intraday indicative value" or "IIV''). The IIV is not a "real-time" update of the NAV per share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. In addition, the IIV is based on the published Deposit Securities and not on the Fund's actual holdings.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

VictoryShares Dividend Accelerator ETF Summary (continued)

Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund's average annual total returns over the same period to a broad measure of market performance. We assume reinvestment of dividends and distributions.

Updated performance information is available on the Fund's website at VictorySharesLiterature.com.

Calendar Year Returns

The year-to-date total return of the Fund through September 30, 2019 was 24.12%.

Highest Quarter  9.63% (quarter ended September 30, 2019)

Lowest Quarter  -10.30% (quarter ended December 31, 2018)

Average Annual Total Returns (For the Periods Ended December 31, 2018)	1 Year	Life of Fund[1]
FUND
Before Taxes	-0.70%	7.32%
After Taxes on Distributions	-1.08%	6.89%
After Taxes on Distributions and Sale of Fund Shares	-0.13%	5.61%
INDICES
S&P 500® Index Index returns reflect no deduction for fees, expenses, or taxes.	-4.38%	5.95%
Nasdaq Victory Dividend Accelerator Index Index returns reflect no deduction for fees, expenses, or taxes.	-0.38%	7.68%

1 Inception date is April 18, 2017

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-based investment strategies.

Portfolio Manager

	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since inception

VictoryShares Dividend Accelerator ETF Summary (continued)

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants ("APs") that have entered into agreements with the Fund's distributor. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on The NASDAQ Stock Market, LLC (the "Exchange"). Individual Shares may only be purchased and sold in the secondary market through a broker or dealer at a market price. Because Shares of the Fund trade at market prices rather than net asset value ("NAV"), Shares may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the "bid-ask spread").

Tax Information

The Fund's distributions generally will be taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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VS-DAETF-SUMPRO (11/19)